Nvest Funds (SM)
Where The Best Minds Meet(R)

Nvest Large Cap
Value Fund





                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)





Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                   February 2001
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President and Trustee
Nvest Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.*"

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks -- those that appear undervalued relative to their earnings and assets -- revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                  /s/ John T. Hailer


*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.


NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

                           NVEST LARGE CAP VALUE FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Large Cap Value Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIALS.]

       11/28/95         10000          9425
       12/31/95         10321          9727
       12/31/96         13067         12316
       12/31/97         16026         15104
       12/31/98         16453         15507
       12/31/99         16133         15206
       12/31/00         17578         16567



This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                           NVEST LARGE CAP VALUE FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
   Class A (Inception 11/28/95)                1 Year(7)           5 Years(7)       Since Inception(7)

   Net Asset Value(1)                            9.01%               11.25%               11.73%
   With Maximum Sales Charge(2)                  2.67                 9.94                10.43

------------------------------------------------------------------------------------------------------
   Class B (Inception 9/15/97)                 1 Year(7)                            Since Inception(7)

   Net Asset Value(1)                            8.16%                                     3.32%
   With CDSC(3)                                  3.16                                      2.46

------------------------------------------------------------------------------------------------------
   Class C (Inception 9/15/97)                 1 Year(7)                            Since Inception(7)

   Net Asset Value(1)                            8.22%                                     3.35%
   With Maximum Sales Charge and CDSC(3)         6.11                                      3.02

------------------------------------------------------------------------------------------------------
                                                                     Since                Since
                                                                    Fund's               Fund's
                                                                    Class A           Class B and C
Comparative Performance                        1 Year              Inception            Inception

   Russell 1000 Value(4)                         7.01%               17.18%               10.61%
   Morningstar Large Cap Value Average(5)        5.47                14.41                 7.95
   Lipper Equity Income Funds Average(6)         1.32                15.60                 9.19
------------------------------------------------------------------------------------------------------

Notes to Charts

Fund performance for the period through May 31, 1999 reflects that of the prior investment adviser, Loomis, Sayles & Company, L.P. Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM) is the investment adviser beginning June 1, 1999.

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to a 1.00% sales charge. C share accounts established prior to December 1, 2000, are not subject to the additional sales charge.

(4) Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000, selected for their value orientation. You may not invest directly in an index. Class B and Class C share since-inception return is calculated from 9/30/97.

(5) Morningstar Large Cap Value Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A share since-inception is calculated from 11/30/95. Class B and C share since-inception performance is calcualted from 9/30/97.

(6) Lipper Equity Income Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc. Class A share since-inception return is calculated from 11/30/95. Class B and C share since-inception performance is calculated from 9/30/97.

(7) Fund performance may have been increased by voluntary expense waivers, without which performance would have been lower.

                           NVEST LARGE CAP VALUE FUND

                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTO]

Margaret Buescher,
Vaughan, Nelson,
Scarborough &
McCullough, L.P

The name of this Fund was changed from Nvest Equity Income Fund to Nvest Large Cap Value Fund effective January 2, 2001, reflecting its new, value-oriented investment strategy, which emphasizes medium to large companies. The Fund's investment manager since June 1999, Vaughan, Nelson Scarborough & McCullough, L.P. (VNSM), applies rigorous fundamental research, seeking stocks that appear to be undervalued. A principal of VNSM, Margaret Buescher has been the Fund's sole portfolio manager since August 1, 2000.

Q. How did the Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Large Cap Value Fund's Class A shares had a total return of 9.01% based on net asset value, including $0.20 per share in reinvested distributions. The Fund's benchmark, the Russell 1000 Value Index, returned 7.01% for the same period.

Q. What was the investment environment like?

During the early months of 2000 there was little change in the major stock market averages. But that apparently neutral result concealed the onset of volatile market conditions that began in March and persisted through year-end. At the center of the volatility has been a fundamental reassessment of technology and Internet companies against a background of higher interest rates. As higher rates started to take their toll and evidence of an economic slowdown accumulated, investors were reminded that technology is not immune to economic cycles.

Investors abandoned dot-coms and other high-priced technology stocks and turned to "old economy" industries, where they found companies with solid earnings prospects selling at reasonable prices. This change in direction brought value stocks into prominence and benefited the Fund.

Q. Given that market environment, what strategies did you pursue?

Because we focus on value and avoid stocks with unsustainable valuations, we did not need a new strategy for this new environment. Our bottom-up selection process had steered us away from most technology and cyclical issues - the areas of the market's greatest vulnerability. Investor sentiment changed to favor investments such as those we had been buying for the Fund.

                           NVEST LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

Q. Which investments affected performance the most, positively or negatively?

We found good value and experienced positive results in sectors where customer demand tends to be consistent throughout economic cycles. The fact that the Fund emphasized these industries contributed to its positive results last year. Specific areas of concentration included financial companies, healthcare and consumer staples - areas we think will do well even if the economy slows further. In the financial sector, we avoided pure banking companies because we believed they might be susceptible to credit losses in a slowing economy. Instead we concentrated on companies like American International Group, a major insurance company; brokerage giant Merrill Lynch; and Citigroup, which offers a range of financial services to businesses and consumers around the world.

Among consumer staples companies, we like Pepsico and Quaker Oats. These two companies announced plans to merge, and both offer good growth prospects regardless of economic trends. However, we sold Procter and Gamble at a loss when we concluded that a turnaround for this giant consumer-products manufacturer would be slow in coming. Our best performer was Philip Morris, which has been quietly recovering from litigation pressures. The company may also benefit from a less restrictive regulatory environment under the new Republican administration.

In healthcare, Merck's management is making progress in offsetting expiring patents through development of potentially important new pharmaceutical products. Baxter sold its low-margin surgical devices business to concentrate on more profitable dialysis and other blood treatment products.

Your Fund's 10 Largest Investments -- 12/31/00

                                                     % of
    Company                                       Net Assets

    1. American International Group, Inc.            4.3
    2. American General Corp.                        4.1
    3. Duke Power Co.                                4.1
    4. Baxter International, Inc.                    4.1
    5. Bank of New York Co., Inc.                    4.0
    6. Citigroup, Inc.                               3.9
    7. Merck & Co.                                   3.9
    8. Quaker Oats Co.                               3.9
    9. Shell Transport & Trading Co.                 3.5
   10. Exxon Mobil Corp.                             3.2

Portfolio holdings and asset allocation will vary.

                           NVEST LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

Despite overall good results, the Fund experienced some disappointments, including such telecommunications stocks as AT&T and WorldCom, as well as Hewlett Packard and Compaq, both of which were hurt by softening demand for personal computers. We are maintaining positions in both telecommunications and computer hardware because we believe one or both of these sectors could advance quickly if investor psychology changes. Although Duke Energy was a strong performer for the Fund, we had a relatively small position in utilities during 2000, which limited the Fund's participation in the price rally, as this sector responded well to industry consolidation and rising energy prices.

Q. What is your current outlook?

We believe there is enough strength in the economy to avoid a recession and to keep the long-running expansion going, although at a slower rate of growth. With inflation essentially in check, the Federal Reserve Board cannot risk allowing the slowdown to become too severe. Therefore, we expect Fed policy to continue the accommodative program begun with its January cuts in interest rates.

The biggest impact of the Fund's new investment strategy will be to de-emphasize yield as a factor in stock selection and portfolio construction. At year-end we held some Real Estate Investment Trusts and preferred stocks, all chosen primarily for yield. We may reduce or eliminate these positions as conditions allow, but we do not expect to make major changes in the portfolio because value has always been the bottom-line for selecting stocks for this Fund.

Nvest Large Cap Value Fund's portfolio is currently composed of stocks of major companies selected because they appeared to be under-valued relative to their potential to prosper even in a slow-growth economy. We believe this strategy will do well for shareholders over the long term.

This portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Large Cap Value Fund invests primarily in value stocks, which can fall out of favor with investors and which may underperform growth stocks during certain conditions. The fund may also invest in foreign securities, which have special risks that may affect the value of your investment. See the Fund's prospectus for details. Past performance does not guarantee future results. REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000


Common Stock -- 93.9% of Total Net Assets

      Shares  Description                                              Value (a)
--------------------------------------------------------------------------------
              Aerospace -- 1.8%
      6,500   Honeywell International, Inc. ......................   $  307,531
                                                                    -----------
              Banks -- 8.4%
     12,300   Bank of New York Company, Inc. .....................      678,806
     10,000   Bank One Corp. .....................................      366,250
      8,800   Chase Manhattan Corp. ..............................      399,850
                                                                    -----------
                                                                      1,444,906
                                                                    -----------
              Broadcast Media -- 0.8%
      5,000   The Walt Disney Co. ................................      144,688
                                                                    -----------
              Business Services -- 2.3%
      3,800   Electronic Data Systems Corp. ......................      219,450
      6,000   Waste Management, Inc. .............................      166,500
                                                                    -----------
                                                                        385,950
                                                                    -----------
              Chemicals -- 1.7%
      6,000   E.l. du Pont de Nemours & Co. ......................      289,875
                                                                    -----------
              Communication Services -- 6.0%
     10,000   AT&T Corp. .........................................      173,125
      6,500   BellSouth Corp. ....................................      266,094
      9,516   Verizon Communications, Inc. .......................      476,989
      8,500   WorldCom, Inc. (c) .................................      119,000
                                                                    -----------
                                                                      1,035,208
                                                                    -----------
              Computers & Business Equipment -- 3.5%
      4,400   Applied Materials, Inc. (c) ........................      168,025
     12,100   Dell Computer Corp. (c) ............................      211,750
      7,000   Hewlett-Packard Co. ................................      220,937
                                                                    -----------
                                                                        600,712
                                                                    -----------
              Domestic Oil -- 3.2%
      6,400   Exxon Mobil Corp. ..................................      556,400
                                                                    -----------
              Electric Utilities -- 4.1%
      8,300   Duke Power Co. .....................................      707,575
                                                                    -----------
              Financial Services -- 12.4%
     13,200   Citigroup, Inc. ....................................      674,025
      6,000   Fannie Mae .........................................      520,500
      3,000   J.P. Morgan & Company, Inc. ........................      496,500
      6,400   Merrill Lynch & Company, Inc. ......................      436,400
                                                                    -----------
                                                                      2,127,425
                                                                    -----------
              Food & Beverages -- 5.7%
      6,300   PepsiCo, Inc. ......................................      312,244
      6,800   Quaker Oats Co. ....................................      662,150
                                                                    -----------
                                                                        974,394
                                                                    -----------
              Forest Products -- 1.0%
      3,300   Weyerhaeuser Co. ...................................      167,475
                                                                    -----------


6               See accompanying notes to financial statements.

Investments as of December 31, 2000


Common Stock -- continued

      Shares  Description                                              Value (a)
--------------------------------------------------------------------------------
              Health Care-Drugs -- 10.3%
      8,000   Baxter International, Inc. .........................   $  706,500
      3,700   Johnson & Johnson, Inc. ............................      388,731
      7,100   Merck & Co. ........................................      664,738
                                                                    -----------
                                                                      1,759,969
                                                                    -----------
              Insurance -- 12.1%
      4,000   ACE, Ltd. ..........................................      169,750
      8,700   American General Corp. .............................      709,050
      7,500   American International Group, Inc. .................      739,219
      5,300   Chubb Corp. ........................................      458,450
                                                                    -----------
                                                                      2,076,469
                                                                    -----------
              International Oil -- 5.5%
      7,200   BP Amoco PLC (ADR) .................................      344,700
     12,000   Shell Transport & Trading Co. (ADR) ................      592,500
                                                                    -----------
                                                                        937,200
                                                                    -----------
              Office Furnishings & Supplies -- 1.7%
      5,400   Avery Dennison Corp. ...............................      296,325
                                                                    -----------
              Paper -- 1.9%
      4,600   Kimberly-Clark Corp ................................      325,174
                                                                    -----------
              Real Estate Investment Trusts -- 7.0%
     19,400   Duke-Weeks Realty Corp. (REIT) .....................      477,725
      9,100   Equity Residential Properties Trust (REIT) .........      503,344
      4,800   Weingarten Realty Investors (REIT) .................      210,000
                                                                    -----------
                                                                      1,191,069
                                                                    -----------
              Retail -- 2.3%
     18,100   Family Dollar Stores, Inc. .........................      388,019
                                                                    -----------
              Tobacco -- 2.2%
      8,500   Philip Morris Companies, Inc. ......................      374,000
                                                                    -----------
              Transportation -- 0.0%
         86   Hvide Marine, Inc. (c) .............................          785
         54   Hvide Marine, Inc. (warrants) (c) ..................           28
                                                                    -----------
                                                                            813
                                                                    -----------
              Total Common Stock (Identified Cost $14,377,239) ...   16,091,177
                                                                    -----------

Convertible Security -- 4.3%

       Units
--------------------------------------------------------------------------------
              Retail -- 2.7%
     15,500   Morgan Stanely Dean Witter & Co., 6% Reset PERQS
              Exchangeable for shares of Home Depot Common Stock,
              Zero Coupon ........................................      457,250
                                                                     ----------
              Technology -- 1.6%
     26,000   Morgan Stanley Dean Witter & Co., 6% Reset PERQS
              Exchangeable for shares of Oracle Corp. Common
              Stock, Zero Coupon .................................      284,375
                                                                     ----------
              Total Convertible Security (Identified Cost
              $709,270) ..........................................      741,625
                                                                     ----------


                 See accompanying notes to financial statements.               7

Investments as of December 31, 2000


Short Term Investment -- 2.1%

      Shares  Description                                              Value (a)
-------------------------------------------------------------------------------
$   360,000   Repurchase Agreement with State Street Bank & Trust
              Co. dated 12/29/2000 at 5.250% to be repurchased at
              $360,210 on 1/2/2001, collateralized by $375,000
              U.S. Treasury Bond at 5.250% due 2/15/2029 value at
              $368,682 Total Short Term Investment (Identified
              Cost $360,000) .....................................   $  360,000
                                                                    -----------
              Total Investments--100.3% (Identified Cost
              $15,446,509) (b) ...................................   17,192,802
              Other assets less liabilities ......................      (44,406)
                                                                    -----------
              Total Net Assets--100% .............................  $17,148,396
                                                                    ===========


(a)  See Note 1a of Notes to Financial Statements.

(b) Federal Tax Information: At December 31, 2000 the net unrealized appreciation on investments based on cost of $15,446,509 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost            $3,035,627
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value            (1,289,334)
                                                                    -----------
     Net unrealized appreciation                                     $1,746,293
                                                                    ===========

     At December 31, 2000, the Fund had a capital loss carryover of approximately $702,097 of which $238,648 expires on December 31, 2007 and $463,449 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c)  Non-income producing security.

ADR An American Depositary Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

PERQS  Performance Equity-Linked Redemption Quarterly-Pay Securities.

REIT   Real Estate Investment Trust


8                                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

December 31, 2000

ASSETS
   Investments at value (Identified cost $15,446,509)             $17,192,802
   Cash..............................................                     835
   Receivable for:
     Fund shares sold................................                  34,744
     Securities sold.................................                 372,328
     Dividends and interest..........................                  27,083
     Due from investment advisor.....................                  17,499
     Securities lending income.......................                   2,917
                                                                  -----------
                                                                   17,648,208
LIABILITIES
   Payable for:
     Securities purchased............................  $ 378,968
     Fund shares redeemed............................     70,624
   Accrued expenses:
     Deferred trustees' fees.........................      5,315
     Accounting and administrative...................        508
     Transfer agent..................................      8,820
     Other expenses..................................     35,577
                                                       ---------
                                                                      499,812
                                                                  -----------
NET ASSETS...........................................             $17,148,396
                                                                  ===========

   Net Assets consist of:
     Paid in capital.................................              16,305,264
     Undistributed net investment income.............                   6,101
     Accumulated net realized gain (loss)............                (909,262)
     Unrealized appreciation (depreciation) on
       investments                                                  1,746,293
                                                                  -----------
NET ASSETS...........................................             $17,148,396
                                                                  ===========

   Computation of net asset value and offering
     price:
   Net asset value and redemption price of Class A
     shares ($8,510,218 / 460,354 shares of
     beneficial interest)............................             $     18.49
                                                                  ===========
   Offering price per share (100/94.25 of $18.49)....             $     19.62*
                                                                  ===========
   Net asset value and offering price of Class B
     shares ($7,839,292 / 424,636 shares of
     beneficial interest)............................             $     18.46**
                                                                  ===========
   Net asset value of Class C shares ($798,886 /
     43,240 shares of beneficial interest)...........             $     18.48**
                                                                  ===========
   Offering price per share (100/99.00 of $18.48)....             $     18.67
                                                                  ===========

* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.               9

                            STATEMENT OF OPERATIONS

Year Ended December 31, 2000


INVESTMENT INCOME
   Dividends (net of foreign taxes of $2,781).......                  $  411,387
   Interest.........................................                       4,702
   Securities lending income........................                       3,792
                                                                      ----------
                                                                         419,881
   Expenses
     Management fees................................   $ 120,587
     Service fees - Class A.........................      21,524
     Service and distribution fees - Class B........      77,120
     Service and distribution fees - Class C........       9,049
     Trustees' fees and expenses....................       5,864
     Accounting and administrative..................       2,303
     Custodian......................................      54,522
     Transfer agent - Class A, Class B, Class C.....     103,932
     Audit and tax services.........................      30,605
     Legal..........................................       2,272
     Printing.......................................      24,263
     Registration...................................      37,003
     Amortization of organization expenses..........       3,699
     Miscellaneous..................................       5,618
                                                      ----------
   Total expenses before reductions.................     498,361
   Less waiver/reimbursement........................    (175,335)
   Less reductions..................................      (4,696)        318,330
                                                      ----------      ----------
   Net investment income............................                     101,551
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on investments - net........    (675,512)
   Unrealized appreciation (depreciation) on
     investments - net..............................   1,684,729
                                                      ----------
   Net gain (loss) on investment transactions.......                   1,009,217
                                                                      ----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                 $1,110,768
                                                                      ==========


10              See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31,
                                                     ---------------------------
                                                         1999          2000
                                                     ------------  -------------
FROM OPERATIONS
   Net investment income............................ $   155,346   $   101,551
   Net realized gain (loss) on investments..........     470,948      (675,512)
   Net unrealized appreciation (depreciation) on
     investments....................................  (1,477,659)    1,684,729
                                                     -----------   ------------
   Increase (decrease) in net assets from
     operations                                         (851,365)    1,110,768
                                                     -----------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
       Class A......................................     (97,786)      (98,327)
       Class B......................................     (35,542)      (14,783)
       Class C......................................      (4,872)       (1,897)
   Net realized gain on investments
       Class A......................................      (2,457)            0
       Class B......................................      (2,078)            0
       Class C......................................        (306)            0
                                                     -----------   ------------
       .............................................    (143,041)     (115,007)
                                                     -----------   ------------
Increase (decrease) in net assets
   derived from capital share transactions.......... (13,298,989)   (6,117,119)
                                                     -----------   ------------
Total increase (decrease) in net assets............. (14,293,395)   (5,121,358)

NET ASSETS
   Beginning of the year............................  36,563,149    22,269,754
                                                     -----------   ------------
   End of the year.................................. $22,269,754   $17,148,396
                                                     ===========   ============
UNDISTRIBUTED NET INVESTMENT INCOME
   End of the year.................................. $    20,001   $     6,101
                                                     ===========   ============


                See accompanying notes to financial statements.               11

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                                  Class A
                                                --------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                --------------------------------------------------------------------------
                                                     1996           1997           1998           1999           2000
                                                  ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Year .............  $   12.86      $   15.15      $   17.59      $   17.62      $   17.16
                                                  ---------      ---------      ---------      ---------      ---------
Income From Investment Operations
Net Investment Income ..........................       0.31           0.25           0.26(a)        0.17           0.16
Net Realized and Unrealized Gain (Loss) on
Investments ....................................       3.11           3.15           0.20(b)       (0.51)          1.37
                                                  ---------      ---------      ---------      ---------      ---------
Total From Investment Operations ...............       3.42           3.40           0.46          (0.34)          1.53
                                                  ---------      ---------      ---------      ---------      ---------
Less Distributions
Dividends From Net Investment Income ...........      (0.30)         (0.26)         (0.26)         (0.12)         (0.20)
Distributions From Net Realized Capital Gains ..      (0.83)         (0.70)         (0.17)         (0.00)(d)       0.00
                                                  ---------      ---------      ---------      ---------      ---------
Total Distributions ............................      (1.13)         (0.96)         (0.43)         (0.12)         (0.20)
                                                  ---------      ---------      ---------      ---------      ---------
Net Asset Value, End of Year ...................  $   15.15      $   17.59      $   17.62      $   17.16      $   18.49
                                                  =========      =========      =========      =========      =========
Total Return (%) (c) ...........................       26.6           22.6            2.7           (1.9)           9.0
Ratio of Operating Expenses to Average Net
   Assets (%)(e) ...............................       1.50           1.50           1.50           1.50           1.50
Ratio of Operating Expenses to Average Net
   Assets After Expense Reductions (%)(e) ......       1.50           1.50           1.50           1.50           1.47(f)
Ratio of Net Investment Income to Average Net
   Assets (%) ..................................       2.06           1.76           1.48           0.94           0.96

Portfolio Turnover Rate (%) ....................         45             33             61             93             31
Net Assets, End of Year (000) ..................  $   2,613      $  14,681      $  17,839      $  11,291      $   8,510

The subadviser to the Fund prior to June 1, 1999 was Loomis, Sayles & Company, L.P. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P. became the subadviser.

(a) Per share net investment income has been calculated using the average shares outstanding during the period.

(b) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  A sales charge is not reflected in total return calculations.

(d)  Amount is less than $0.01.

(e) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

(f) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


12              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                             Class B
                                                  ------------------------------------------------------------
                                                  September 15,
                                                     1997(a)
                                                     through                Year Ended December 31,
                                                   December 31,   --------------------------------------------
                                                       1997          1998             1999             2000
                                                  -------------   ----------       ----------       ----------
Net Asset Value, Beginning of the Period .......    $   17.06     $   17.59        $   17.62        $   17.10
                                                    ---------     ---------        ---------        ---------
Income From Investment Operations
Net Investment Income ..........................         0.03          0.13(b)          0.03             0.04(b)
Net Realized and Unrealized
   Gain (Loss) on Investments ..................         0.60          0.20(c)         (0.50)            1.35
                                                    ---------     ---------        ---------        ---------
Total From Investment Operations ...............         0.63          0.33            (0.47)            1.39
                                                    ---------     ---------        ---------        ---------
Less Distributions
Dividends From Net Investment Income ...........        (0.04)        (0.13)           (0.05)           (0.03)
Distributions From Net Realized Capital Gains ..        (0.06)        (0.17)           (0.00)(f)         0.00
                                                    ---------     ---------        ---------        ---------
Total Distributions ............................        (0.10)        (0.30)           (0.05)           (0.03)
                                                    ---------     ---------        ---------        ---------
Net Asset Value, End of the Period .............    $   17.59     $   17.62        $   17.10        $   18.46
                                                    =========     =========        =========        =========
Total Return (%) (d) ...........................         3.7           2.0             (2.7)             8.2
Ratio of Operating Expenses
   to Average Net Assets (%) (g) ...............         2.25(e)       2.25             2.25             2.25
Ratio of Operating Expenses to Average Net
   Assets After Expense Reductions (%) (g) .....         2.25(e)       2.25             2.25             2.22(h)
Ratio of Net Investment Income
   to Average Net Assets (%) ...................         1.01(e)       0.73             0.19             0.21

Portfolio Turnover Rate (%) ....................           33            61               93               31
Net Assets, End of the Period (000) ............       $9,375       $16,623           $9,643           $7,839

The subadviser to the Fund prior to June 1, 1999 was Loomis, Sayles & Company, L.P. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P. became the subadviser.

(a)  Commencement of operations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the investments of the Fund.

(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(e)  Computed on an annualized basis.

(f)  Amount is less than $0.01.

(g) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

(h) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


                See accompanying notes to financial statements.               13

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                             Class C
                                                  ------------------------------------------------------------
                                                  September 15,
                                                     1997(a)
                                                     through                Year Ended December 31,
                                                   December 31,   --------------------------------------------
                                                       1997           1998            1999            2000
                                                  -------------    ----------      ----------      ----------
Net Asset Value, Beginning of Period ...........    $  17.06        $  17.59        $  17.63        $  17.11
                                                    --------        --------        --------        --------
Income From Investment Operations
Net Investment Income ..........................        0.03            0.13(b)         0.03            0.04(b)
Net Realized and Unrealized
   Gain (Loss) on Investments ..................        0.60            0.21(c)        (0.50)           1.36
                                                    --------        --------        --------        --------
Total From Investment Operations ...............        0.63            0.34           (0.47)           1.40
                                                    --------        --------        --------        --------
Less Distributions
Dividends From Net Investment Income ...........       (0.04)          (0.13)          (0.05)          (0.03)
Distributions From Net Realized Capital Gains ..       (0.06)          (0.17)          (0.00)(f)        0.00
                                                    --------        --------        --------        --------
Total Distributions ............................       (0.10)          (0.30)          (0.05)          (0.03)
                                                    --------        --------        --------        --------
Net Asset Value, End of Period .................    $  17.59        $  17.63        $  17.11        $  18.48
                                                    ========        ========        ========        ========
Total Return (%) (d) ...........................        3.7             2.0            (2.7)            8.2
Ratio of Operating Expenses
   to Average Net Assets (%) (g) ...............        2.25(e)         2.25            2.25            2.25
Ratio of Operating Expenses to Average Net
   Assets After Expense Reductions (%)(g) ......        2.25(e)         2.25            2.25            2.22(h)
Ratio of Net Investment Income
   to Average Net Assets (%) ...................        1.01(e)         0.73            0.19            0.21
Portfolio Turnover Rate (%) ....................          33              61              93              31
Net Assets, End of Period (000) ................    $  1,596        $  2,101        $  1,336        $    799

The subadviser to the Fund prior to June 1, 1999 was Loomis, Sayles & Company, L.P. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P. became the subadviser.

(a)  Commencement of operations.

(b) Per share net investment income has been calculated using the average shares outstanding during the period.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the investments of the Fund.

(d) A sales charge and contingent deferred sales charge are not reflected in total return calculations.

(e)  Computed on an annualized basis.

(f)  Amount is less than $0.01.

(g) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

(h) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


14              See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000

1. Significant Accounting Policies. The Nvest Large Cap Value Fund, formerly Nvest Equity Income Fund (the "Fund"), is a series of Nvest Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks total return from capital growth and dividend income. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

On November 10, 2000, the Board of Trustees of Nvest Funds Trust III approved a new name and investment goal for the Fund. The Fund changed its name to Nvest Large Cap Value Fund and its investment goal from seeking current income and capital growth to total return from capital growth and dividend income. In addition, the Fund's investment strategy was amended to lessen its focus on dividend yield and shift to a new focus on long-term capital growth with potential for income by investing in stocks that the subadviser believes are undervalued.

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 are not subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

For the Year Ended December 31, 2000

b. Security Transactions and Related Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rates.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for organization costs and distributions from Real Estate Investment Trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g. Organization Expense. Costs incurred in fiscal 1995 in connection with the Fund's organization and registration, amounting to approximately $19,700 in the aggregate, were paid by the Fund and amortized by the Fund over 60 months.

For the Year Ended December 31, 2000

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $5,297,704 and $11,598,021, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million reduced by the payment of subadviser fees to the Fund's investment subadviser Vaughn, Nelson, Scarborough & McCullough, L.P. ("VNSM") at the rate of 0.40% of the first $200 million of the average daily net assets of the Fund, 0.325% of the next $300 million of such assets and 0.275% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and VNSM are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A.


Fees earned by Nvest Management and VNSM and under the management and subadvisery agreements in effect during year ended December 31, 2000 are as follows:

                           Fees Earned
                           ---------
                           Nvest Management $     51,680
                           VNSM                   68,907
                                            ------------
                                            $    120,587
                                            ============


The effective management fee before expense limitations for the year ended December 31, 2000 was 0.70%. As a result of the expense limitations as described in Note 4, the effective management fee for the year ended December 31, 2000 was 0.00%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For year ended December 31, 2000, these expenses amounted to $2,303 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $92,131 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement.

For the Year Ended December 31, 2000

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $21,524 in fees under the Class A Plan.

Under the Class B and Class C Plan, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $19,280 and $2,262 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $57,840 and $6,787 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $59,243.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Expense Limitations and Contingent Expense Obligation. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under

For the Year Ended December 31, 2000

such agreements are presented as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2000, the Fund's expenses were reduced by $4,696 under these agreements.

Nvest Management and VNSM have given binding undertakings to defer their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund to the extent necessary to limit the Fund's expenses to the annual rates of 1.50%, 2.25% and 2.25% of the average net assets of the Fund's Class A, Class B and Class C shares, respectively. The Fund is obligated to pay such deferred fees in later periods to the extent the Fund's expenses fall below the annual rates of 1.50%, 2.25% and 2.25% of the average net assets of the Fund's Class A, Class B and Class C shares, respectively, provided however, that the Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. As a result of the Fund's expenses exceeding the expense limitation during the year ended December 31, 2000, Nvest Management and VNSM have deferred their entire management and subadvisory fees of $120,587 and Nvest Management assumed additional expenses of $54,748.

5. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                 Year Ended December 31,
                                                --------------------------------------------------------
                                                           1999                          2000
                                                --------------------------    --------------------------
Class A                                            Shares         Amount         Shares         Amount
-------                                         -----------    -----------    -----------    -----------
Shares sold .................................        87,037    $ 1,513,831         82,121    $ 1,442,544
Shares issued in connection with the
  reinvestment of:
    Dividends from net investment income ....         5,282         92,420          5,430         94,701
    Distributions from net realized gains ...           136          2,361              0              0
                                                -----------    -----------    -----------    -----------
                                                     92,455      1,608,612         87,551      1,537,245
Shares repurchased ..........................      (446,573)    (7,693,665)      (285,382)
                                                -----------    -----------    -----------    -----------
Net increase (decrease) .....................      (354,118)   $(6,085,053)      (197,831)   $(3,248,515)
                                                -----------    -----------    -----------    -----------

                                                                 Year Ended December 31,
                                                --------------------------------------------------------
                                                           1999                          2000
                                                --------------------------    --------------------------
Class B                                            Shares         Amount         Shares         Amount
-------                                         -----------    -----------    -----------    -----------
Shares sold .................................        62,612    $ 1,085,853         67,804    $ 1,171,513
Shares issued in connection with the
  reinvestment of:
    Dividends from net investment income ....         1,802         31,246            752         12,942
    Distributions from net realized gains ...           107          1,861              0              0
                                                -----------    -----------    -----------    -----------
                                                     64,521      1,118,960         68,556      1,184,455
Shares repurchased ..........................      (443,688)    (7,627,426)      (207,958)    (3,466,428)
                                                -----------    -----------    -----------    -----------
Net increase (decrease) .....................      (379,167)   $(6,508,466)      (139,402)   $(2,281,973)
                                                -----------    -----------    -----------    -----------

For the Year Ended December 31, 2000

                                                                 Year Ended December 31,
                                                --------------------------------------------------------
                                                           1999                          2000
                                                --------------------------    --------------------------
Class C                                            Shares         Amount         Shares         Amount
-------                                         -----------    -----------    -----------    -----------
Shares sold .................................         9,838    $   173,140         66,438    $ 1,155,252
Shares issued in connection with the
  reinvestment of:
    Dividends from net investment income ....           248          4,290             94          1,626
    Distributions from net realized gains ...            17            288              0              0
                                                -----------   ------------    -----------    -----------
                                                     10,103        177,718         66,532      1,156,878
Shares repurchased ..........................       (51,187)      (883,188)      (101,382)    (1,743,509)
                                                -----------   ------------    -----------    -----------
Net increase (decrease) .....................       (41,084)   $  (705,470)       (34,850)   $  (586,631)
                                                -----------   ------------    -----------    -----------
Increase (decrease) derived from
  capital shares transactions ...............      (774,369)  $(13,298,989)      (372,083)   $(6,117,119)
                                                ===========   ============    ===========    ===========

6. Line Of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

7. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000, the Fund had no securities on loan.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Nvest Funds Trust III and the Shareholders of the Nvest Large Cap Value Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Large Cap Value Fund (the "Fund")(formerly Nvest Equity Income Fund), a series of Nvest Funds Trust III, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
         497,430.034       7,329.621        13,608.991       518,368.646

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Vaughan, Nelson, Scarborough & McCullough, L.P.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
         502,993.232       8,691.421         6,683.993       518,368.646

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                              Affirmative      Withheld         Total
                             -------------    ----------    -------------
Graham T. Allison, Jr.       1,275,112.512    39,241.385    1,314,353.897
Daniel M. Cain               1,275,112.512    39,241.385    1,314,353.897
Kenneth J. Cowan             1,275,112.512    39,241.385    1,314,353.897
Richard Darman               1,275,112.512    39,241.385    1,314,353.897
Sandra O. Moose              1,275,112.512    39,241.385    1,314,353.897
John A. Shane                1,275,112.512    39,241.385    1,314,353.897
Peter S. Voss                1,275,112.512    39,241.385    1,314,353.897
Pendleton P. White           1,275,112.512    39,241.385    1,314,353.897
John T. Hailer               1,275,112.512    39,241.385    1,314,353.897

                             REGULAR INVESTING PAYS

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

The Power of Monthly Investing

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIALS.]





Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares x current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                  NVEST FUNDS

                           Nvest AEW Real Estate Fund
                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

* Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                               INVESTMENT MANAGERS
  AEW Management and Advisors                    Loomis, Sayles & Company
       Back Bay Advisors                       Montgomery Asset Management
   Capital Growth Management                     RS Investment Management
Harris Associates/Oakmark Funds                Vaughan, Nelson, Scarborough
   Janus Capital Corporation                          & McCullough
        Jurika & Voyles                        Westpeak Investment Advisors
         Kobrick Funds

For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by theFund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                               --------------
Nvest Funds                                                       PRESORT
Where The Best Minds Meet(R)                                      STANDARD
                                                                U.S. POSTAGE
---------------------                                               PAID
   P.O. Box 8551                                                BROCKTON, MA
                                                               PERMIT NO. 770
                                                               --------------
Boston, Massachusetts

     02266-8551
---------------------
 www.nvestfunds.com

                         To the household of:

Drowning in paper?

Go to:    www.nvestfunds.com
Click on: Sign up now for e-delivery*
          Get your next Nvest
          Fund report online.

*not available for Corporate Retirement Plans and Simple IRAs>

LCV56-1200

Nvest Funds(SM)
Where The Best Minds Meet(R)


Nvest Bullseye Fund




                                        Where
                                        The
                                        Best
                                        Minds
                                        Meet(R)




Annual Report
December 31, 2000

                               PRESIDENT'S LETTER

                                                                  February  2001
--------------------------------------------------------------------------------
[PHOTO]

John T. Hailer
President and Trustee
Nvest  Funds

"Do-it-yourself investors who jumped from fund to fund chasing stellar performance in the 1990s did not do as well as those who consulted a professional adviser.

If ever there was a time when investors needed to adhere to their long-term goals and not focus too closely on near-term disruptions, it was last year. Excitement over the "new economy" gave way to the realization that the nation's long-running economic expansion was slowing. The technology-heavy Nasdaq Index was down sharply, as were many markets overseas. But "old economy" value stocks
- those that appear undervalued relative to their earnings and assets - revived. U.S government bonds also delivered good performance, but most corporate bonds did poorly.

Especially after the market swings that occurred in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

In addition to offering new investment opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.

                                                       /s/ John T. Hailer

*Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.

               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                              NVEST BULLSEYE FUND

                                    Investment Results Through December 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing Nvest Bullseye Fund's performance to a benchmark index provide you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

                  March 1998 (inception) through December 2000

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        3/31/98         10000          9425
       12/31/99         13832         13037
       12/31/00         12299         11592


This illustration represents past performance and does not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                              NVEST BULLSEYE FUND

                                        Average Annual Total Returns -- 12/31/00
--------------------------------------------------------------------------------
Class A (Inception 3/31/98)           1 Year(7)         Since Inception(1)
Net Asset Value1                       -11.16%                 7.77%
With Maximum Sales Charge(2)           -16.17                  5.52
--------------------------------------------------------------------------------
Class B (Inception 3/31/98)             1 Year(7)       Since Inception(7)

Net Asset Value(1)                     -11.83%                 7.05%
With CDSC3                             -14.96                  6.21
--------------------------------------------------------------------------------
Class C (Inception 3/31/98)             1 Year(7)       Since Inception(7)

Net Asset Value(1)                     -11.78%                 7.05%
With Maximum Sales Charge and CDSC(3)  -13.27                  6.64
--------------------------------------------------------------------------------
Comparative Performance                 1 Year(7)       Since Inception(7)

S&P 500 Index(4)                        -9.10%                 8.18%
Morningstar Mid Cap Blend Average(5)     3.37                  6.42
Lipper Multi-Cap Core Funds Average(6)  -2.97                  7.20
--------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000, are subject to a 1.00% sales charge. Class C share accounts established prior to December 1, 2000, are not subject to the additional sales charge.

(4) S&P 500 Index is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.

(5) Morningstar Mid Cap Blend Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper Multi-Cap Core Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) Fund performance may have been increased by voluntary expense waivers, without which performance would have been lower.

                              NVEST BULLSEYE FUND

                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]

Nick Moore
Jurika & Voyles, L.P.

Q. How did Nvest Bullseye Fund perform during 2000?

For the 12 months ended December 31, 2000, Nvest Bullseye Fund Class A shares had a total return of -11.16% based on net asset value, including $4.64 in reinvested distributions. The Fund's benchmark, Standard & Poor's 500 Index, returned -9.10% for the same period. Standard & Poor's 500 Index is a widely regarded yardstick used to measure large-cap U.S. equities. Our selection process is designed to seek relatively few, attractively priced stocks with the best long-term growth prospects. The Fund usually limits its focus to 15 to 25 companies of any size, which is an aggressive approach that is likely to make it more volatile than the market indices, both on the upside and the downside.

Q. What was the investment environment like during the period?

At the beginning of the year, high-flying "new economy" technology companies soared to record levels. Then in March, the bubble burst and technology stocks struggled through the rest of the year. With rising oil prices inflating energy costs and the Federal Reserve Board raising short-term interest rates in an effort to slow the economy, investors shifted their attention to stocks of companies with prospects for steady earnings in a slower economy. This trend was strongest during the latter part of the year, as the economy weakened more abruptly than expected.

Q. What strategies did you use to manage the Fund during the year?

Our primary focus remained constant: We looked for reasonably priced stocks of companies we believed had the best potential for future earnings growth. At the beginning of the year, we sold off technology stocks that had performed well and rotated the portfolio toward larger, better known companies with strong cash flows, including electric utilities and healthcare. These moves helped Nvest Bullseye Fund fare well through the early stages of the high-tech sell-off.

                              NVEST BULLSEYE FUND

--------------------------------------------------------------------------------


As the market downturn broadened, we took advantage of lower prices to invest in some technology stocks that we felt had declined to reasonable price levels. We were looking for companies that shared such common characteristics as strong growth prospects, solid demand for their products or services, hefty market share and potential for dynamic earnings growth. In particular, we looked for situations within the technology sector where change seemed to be revolutionary rather than evolutionary. These included digital television, digital cameras and downloadable music - all bold, new technologies rather than technological upgrades of existing products.

At the same time, in an effort to provide some buffer for Nvest Bullseye Fund from the intense volatility in the high-tech market, we shifted some assets to a few pharmaceutical companies and other issues with prospects for steady growth even in a slowing economy.

Q. Which stocks were the best performers in 2000, and which did not perform as well as you would have liked?

The steady-growth companies performed best this year. These included pharmaceutical firms Pharmacia and Pfizer, as well as Kimberly-Clark, a leading paper and forest products manufacturer. First Data, which processes transactions for retailers and financial companies, also benefited the Fund this year.

                       Your Fund's Investments -- 12/31/00

                                                     % of
                    Security                      Net Assets
                    ----------------------------------------
                    1. McGraw-Hill Co., Inc.         6.3
                    2. First Data Corp.              6.2
                    3. Kimberly-Clark Corp.          6.2
                    4. Protective Life Corp.         6.2
                    5. Cox Communications, Inc.      6.1
                    6. Pharmacia Corp.               6.0
                    7. Blockbuster, Inc.             5.5
                    8. Merrill Lynch & Co., Inc.     5.2
                    9. Computer Sciences Corp.       5.0
                   10. AMR Corp.                     5.0
                   11. Pfizer, Inc.                  4.8
                   12. Southwest Airlines            4.8
                   13. Palm, Inc.                    4.2
                   14. Teekay Shipping Corp.         4.2
                   15. Norfolk Southern Corp.        4.1
                   16. C-Cube Microsystems, Inc.     4.1
                   17. Scientific-Atlanta, Inc.      3.9
                   18. Cognex Corp.                  3.6
                   19. Remedy Corp.                  3.6
                   20. SanDisk Corp.                 3.6
                   21. Rudolph Technologies, Inc.    1.7

                              NVEST BULLSEYE FUND

--------------------------------------------------------------------------------

Negatives included Nvest Bullseye Fund's technology stocks, many of which were caught in the high-tech downdraft in spite of their positive prospects. Examples include: SanDisk, a firm that produces solid-state memory cards for digital cameras, cellular telephones and portable music players; Remedy, a systems management company; Cox Communications and Scientific-Atlanta, both involved in digital TV; Cognex, which provides machine vision systems; and C-Cube Microsystems, which manufactures semiconductors and systems for digital video applications. In spite of the price declines these stocks experienced, we have faith in their long-term prospects and their ability to rebound in time.

Q. What is your current outlook for 2001?

We believe that the underpinnings of a possible rally may already be in place. Oil prices may have peaked, and concerns about a recession may encourage the Fed to continue the easing policy they began early in 2001. Lower energy and borrowing costs should help revive consumer spending, which should benefit many companies, including those in the technology sector. Moreover, if the euro, Europe's common currency, continues to strengthen, it would improve the health of the global financial markets and ultimately benefit the U.S. as well.

A final thought: In the past, investors have done well during market troughs. Although there can be no assurances, the market has often looked past difficult periods in anticipation of the next upswing. We believe the recent spate of earnings disappointments should not necessarily be regarded as a negative, but as a sign of new opportunities that may lie ahead for Nvest Bullseye Fund.


This portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Bullseye Fund is non-diversified, meaning it concentrates its assets in fewer stocks, which can significantly affect your Fund's performance. Value stocks, the Fund's primary investment medium, can fall out of favor with investors and may underperform growth stocks during certain market conditions. It may also invest in foreign securities, which have special risks. An "all-cap" portfolio, it may own small-cap companies, which are more volatile than the overall market. REITs (real estate investment trusts) are another investment alternative available to the Fund; REITs change in price with underlying real estate values and have other mortgage-related risks. These risks affect your investment's value. See the Fund's prospectus for details. Frequent portfolio turnover may increase your risk of greater tax liability, which could lower your return from this Fund.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 2000


Common Stock -- 100.3% of Total Net Assets


    Shares    Description                                              Value (a)
-------------------------------------------------------------------------------
              Airlines-- 9.7%
     23,000   AMR Corp........................................       $  901,312
     26,000   Southwest Airlines .............................          871,780
                                                                     ----------
                                                                      1,773,092
                                                                     ----------
              Communication Services-- 10.1%
     24,000   Cox Communications, Inc. (c) ...................        1,117,500
     22,000   Scientific Atlanta, Inc. .......................          716,375
                                                                     ----------
                                                                      1,833,875
                                                                     ----------
              Computer Hardware-- 3.6%
     23,600   SanDisk Corp. (c)...............................          654,900
                                                                     ----------
              Computer Software & Services-- 8.6%
     15,000   Computer Sciences Corp. (c).....................          901,875
     40,000   Remedy Corp. (c)................................          662,500
                                                                     ----------
                                                                      1,564,375
                                                                     ----------
              Computers & Business Equipment-- 4.2%
     27,000   Palm, Inc. (c)..................................          764,438
                                                                     ----------
              Electronic Components-- 4.1%
     60,000   C-Cube Microsystems, Inc. (c)...................          738,750
                                                                     ----------
              Electronics-- 3.6%
     30,000   Cognex Corp. (c) ...............................          663,750
                                                                     ----------
              Financial Services-- 5.2%
     14,000   Merrill Lynch & Co., Inc. ......................          954,625
                                                                     ----------
              Health Care-Drugs-- 10.8%
     19,000   Pfizer, Inc. ..................................           874,000
     17,850   Pharmacia Corp. ................................        1,088,850
                                                                     ----------
                                                                      1,962,850
                                                                     ----------
              Insurance-- 6.2%
     35,000   Protective Life Corp. ..........................        1,128,750
                                                                     ----------
              Paper & Forest Products-- 6.2%
     16,000   Kimberly-Clark Corp. ...........................        1,131,040
                                                                     ----------
              Publishing-- 6.3%
     19,500   McGraw-Hill Co., Inc. ..........................        1,143,187
                                                                     ----------
              Railroads & Equipment-- 4.1%
     56,300   Norfolk Southern Corp. .........................          749,494
                                                                     ----------
              Retail-- 5.5%
    120,000   Blockbuster, Inc. ..............................        1,005,000
                                                                     ----------
              Semiconductor & Equipment-- 1.7%
     10,000   Rudolph Technologies, Inc. (c)..................          301,875
                                                                     ----------
              Services-Data Processing-- 6.2%
     21,500   First Data Corp. ...............................        1,132,781
                                                                     ----------

6               See accompanying notes to financial statements.

Investments as of December 31, 2000


Common Stock -- continued


    Shares    Description                                              Value (a)
-------------------------------------------------------------------------------
              Transportation-- 4.2%
     20,000   Teekay Shipping Corp. ..........................      $   760,000
                                                                    -----------
              Total Common Stock (Identified Cost $20,199,840)       18,262,782
                                                                    -----------


Short Term Investment-- 3.4%

   Principal
    Amount
-------------------------------------------------------------------------------
$   625,000   Repurchase Agreement with State Street
              Bank & Trust Co. dated 12/29/2000 at
              5.25% to be repurchased at $625,365
              on 1/02/2001, collateralized by $620,000
              U.S. Treasury Bond, 5.625%, due 5/15/2008
              valued at $640,515..............................          625,000
                                                                    -----------
              Total Short Term Investment (Identified Cost $625,000)    625,000
                                                                    -----------
              Total Investments-- 103.7% (Identified Cost
                    $20,824,840) (b)                                 18,887,782
              Other Assets less liabilities...................         (669,476)
                                                                    -----------
              Total Net Assets-- 100%.........................      $18,218,306
                                                                    ===========

(a)  See Note 1a of Notes to Financial Statements

(b)  Federal Tax Information: At December 31, 2000, the net
     unrealized depreciation on investments based on cost of
     $21,054,122 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost....        2,203,907
     Aggregate gross unrealized depreciation for all investments
         in which there is an excess of tax cost over value...       (4,370,247)
                                                                    -----------
     Net unrealized depreciation............................        $(2,166,340)
                                                                    ===========

     During the year ended December 31, 2000, the Fund distributed $1,260,888 (unaudited) from long-term capital gains.

(c)  Non-income producing security.


                See accompanying notes to financial statements.                7

                      STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000


ASSETS
   Investments at value (Identified cost $20,824,840)              $18,887,782
   Cash.............................................                       476
   Due from investment advisor......................                    11,699
   Receivable for:
     Fund shares sold...............................                     7,541
     Securities sold................................                   495,069
     Dividends and interest.........................                     5,188
     Securities lending income......................                     3,333
     Unamortized organization expense...............                     9,392
                                                                   -----------
                                                                    19,420,480
LIABILITIES
   Payable for:
     Securities purchased...........................  $1,038,094
     Fund shares redeemed...........................     109,224
   Accrued expenses:
     Deferred trustees' fees........................       4,596
     Accounting and administrative..................         569
     Transfer agent.................................      12,100
     Other..........................................      37,591
                                                      ----------
                                                                     1,202,174
                                                                   -----------
NET ASSETS..........................................               $18,218,306
                                                                   ===========

   Net Assets consist of:
     Paid in capital................................               $20,305,282
     Undistributed net investment income (loss).....                    (4,596)
     Accumulated net realized gain (loss)...........                  (145,322)
     Unrealized appreciation (depreciation) on
          investments - net.........................                (1,937,058)
                                                                   -----------
NET ASSETS..........................................               $18,218,306
                                                                   ===========

   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
     ($8,453,153 / 769,729 shares of beneficial interest)          $     10.98
                                                                   ===========
   Offering price per share (100 / 94.25 of $10.98).               $     11.65*
                                                                   ===========
   Net asset value and offering price of Class B shares
     ($8,663,535 / 809,752 shares of beneficial interest)          $     10.70**
                                                                   ===========
   Net asset value of Class C shares
     ($1,101,618 / 102,975 shares of beneficial interest)          $     10.70**
                                                                   ===========
   Offering price per share (100 / 99.00 of $10.70).               $     10.81
                                                                   ===========

* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


8               See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

Year Ended December 31, 2000


INVESTMENT INCOME
   Dividends........................................                  $ 132,883
   Interest.........................................                     74,607
   Securities lending income........................                      4,333
                                                                    -----------
                                                                        211,823

   Expenses
     Management fees................................   $ 205,861
     Service fees - Class A.........................      25,940
     Service and distribution fees - Class B........      96,884
     Service and distribution fees - Class C........      16,050
     Trustees' fees and expenses....................       6,749
     Accounting and administrative..................       4,998
     Custodian......................................      59,508
     Transfer agent.................................     115,087
     Audit and tax services.........................      32,833
     Legal..........................................       1,535
     Printing.......................................      33,438
     Registration...................................      36,397
     Amortization of organization expenses..........       4,187
     Miscellaneous..................................       6,218
                                                       ---------
   Total expenses ..................................     645,685
   Less waiver/reimbursement........................    (181,808)
   Less reductions..................................      (2,514)       461,363
                                                       ---------    -----------
   Net investment loss..............................                   (249,540)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on investments - net........                  3,407,799
   Unrealized appreciation (depreciation) on
     investments - net .............................                 (5,675,480)
                                                                    -----------
   Net gain (loss) on investment transactions.......                 (2,267,681)
                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $(2,517,221)
                                                                    ===========

                See accompanying notes to financial statements.                9

                       STATEMENT OF CHANGES IN NET ASSETS


                                                      Year Ended December 31,
                                                   ----------------------------
                                                       1999            2000
                                                   ------------    ------------
FROM OPERATIONS
   Net investment income (loss) ................   $   (214,793)   $   (249,540)
   Net realized gain (loss) on investments .....      3,877,349       3,407,799
   Net unrealized appreciation (depreciation) on
     investments ...............................      2,400,768      (5,675,480)
                                                   ------------    ------------
   Increase (decrease) in net assets from
     operations ................................      6,063,324      (2,517,221)
                                                   ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments
     Class A ...................................              0      (3,013,383)
     Class B ...................................              0      (2,946,671)
     Class C ...................................              0        (377,593)
                                                   ------------    ------------
                                                              0      (6,337,647)
                                                   ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .....     (4,781,203)      4,533,110
                                                   ------------    ------------
Total increase (decrease) in net assets ........      1,282,121      (4,321,758)

NET ASSETS
   Beginning of the year .......................     21,257,943      22,540,064
                                                   ------------    ------------
   End of the year .............................   $ 22,540,064    $ 18,218,306
                                                   ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
   End of the year .............................   $     (1,626)   $     (4,596)
                                                   ============    ============


10               See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                          Class A
                                       ---------------------------------------------
                                       March 31, 1998(a)
                                            through                Year Ended
                                          December 31,            December 31,
                                       -----------------    ------------------------
                                              1998             1999          2000
                                           ----------       ----------    ----------
Net asset value, Beginning of the
     Period ............................   $    12.50       $    12.65    $    17.29
                                           ----------       ----------    ----------
Income (Loss) From Investment Operations
Net Investment Income (Loss) (b) .......        (0.02)           (0.09)        (0.12)
Net Realized and Unrealized Gain (Loss)
     on Investments ....................         0.17             4.73         (1.55)
                                           ----------       ----------    ----------
Total From Investment Operations .......         0.15             4.64         (1.67)
                                           ----------       ----------    ----------
Less Distributions
Dividends From Net Realized Capital
     Gains .............................         0.00             0.00         (4.64)
                                           ----------       ----------    ----------
Total Distributions ....................         0.00             0.00         (4.64)
                                           ----------       ----------    ----------
Net Asset Value, End of the Period .....   $    12.65       $    17.29    $    10.98
                                           ==========       ==========    ==========
Total Return (%) (c) ...................          1.2             36.7         (11.2)
Ratio of Operating Expenses to
     Average Net Assets (%) (e) ........         1.75(d)          1.75          1.75
Ratio of Operating Expenses to
     Average Net Assets After
     Expense Reductions (%) (e) ........         1.75(d)          1.75      1.74 (f)
Ratio of Net Investment Income (Loss)
     to Average Net Assets (%) .........        (0.28)(d)        (0.71)        (0.76)
Portfolio Turnover Rate (%) ............           68              138           265
Net Assets, End of the Period (000)  ...   $    9,653       $   10,549    $    8,453

(a)  Commencement of operations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the period.

(c) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(d)  Computed on an annualized basis.

(e) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

(f) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


                See accompanying notes to financial statements.               11

                             FINANCIAL HIGHTLIGHTS


For a share outstanding throughout each period.

                                                         Class B
                                       ------------------------------------------
                                       March 31, 1998(a)
                                            through              Year Ended
                                          December 31,          December 31,
                                       -----------------   ----------------------
                                             1998            1999         2000
                                           ---------       ---------    ---------
Net asset value, Beginning of the
     Period ............................   $   12.50       $   12.60    $   17.10
                                           ---------       ---------    ---------
Income (Loss) From Investment Operations
Net Investment Income (Loss) (b) .......       (0.08)          (0.19)       (0.24)
Net Realized and Unrealized Gain (Loss)
     on Investments ....................        0.18            4.69        (1.52)
                                           ---------       ---------    ---------
Total From Investment Operations .......        0.10            4.50        (1.76)
                                           ---------       ---------    ---------
Less Distributions
Dividends From Net Realized Capital
     Gains .............................        0.00            0.00        (4.64)
                                           ---------       ---------    ---------
Total Distributions ....................        0.00            0.00        (4.64)
                                           ---------       ---------    ---------
Net Asset Value, End of the Period .....   $   12.60       $   17.10    $   10.70
                                           =========       =========    =========
Total Return (%) (c) ...................         0.8            35.7        (11.8)
Ratio of Operating Expenses to
     Average Net Assets (%) (e) ........        2.50(d)         2.50         2.50
Ratio of Operating Expenses to
     Average Net Assets after
     Expense Reductions (%) (e) ........        2.50(d)         2.50         2.49(f)
Ratio of Net Investment Income (Loss)
     to Average Net Assets (%) .........       (1.03)(d)       (1.45)       (1.51)
Portfolio Turnover Rate (%) ............          68             138          265
Net Assets, End of the Period (000)  ...   $   8,618       $   9,774    $   8,664

(a)  Commencement of operations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the period.

(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(d)  Computed on an annualized basis.

(e) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

(f) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

12               See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                         Class C
                                       ------------------------------------------
                                       March 31, 1998(a)
                                            through              Year Ended
                                          December 31,          December 31,
                                       -----------------   ----------------------
                                              1998            1999         2000
                                           ---------       ---------    ---------
Net asset value, Beginning of the
     Period ............................   $   12.50       $   12.59    $   17.09
                                           ---------       ---------    ---------
Income (Loss) From Investment Operations
Net Investment Income (Loss) (b) .......       (0.08)          (0.18)       (0.24)
Net Realized and Unrealized Gain (Loss)
     on Investments ....................        0.17            4.68        (1.51)
                                           ---------       ---------    ---------
Total From Investment Operations .......        0.09            4.50        (1.75)
                                           ---------       ---------    ---------
Less Distributions
Dividends From Net Realized Capital
     Gains .............................        0.00            0.00        (4.64)
                                           ---------       ---------    ---------
Total Distributions ....................        0.00            0.00        (4.64)
                                           ---------       ---------    ---------
Net Asset Value, End of the Period .....   $   12.59       $   17.09    $   10.70
                                           =========       =========    =========
Total Return (%) (c) ...................         0.7            35.7        (11.8)
Ratio of Operating Expenses to
     Average Net Assets (%) (e) ........        2.50(d)         2.50         2.50
Ratio of Operating Expenses to
     Average Net Assets after
     Expense Reductions (%) (e) ........        2.50(d)         2.50         2.49(f)
Ratio of Net Investment Income (Loss)
     to Average Net Assets (%) .........       (1.03)(d)       (1.45)       (1.51)
Portfolio Turnover Rate (%) ............          68             138         2.65
Net Assets, End of the Period (000)  ...   $   2,987       $   2,218    $   1,102

(a)  Commencement of operations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) A sales charge and a contingent deferred sales charge are not reflected in total return calculations. Periods less than one year are not annualized.

(d) Computed on an annualized basis.

(e) The adviser and subadviser agreed to reimburse a portion of the Fund's expenses during the period. Without these reimbursements, expense ratios would have been higher.

(f) The Fund has entered into agreements with brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

                See accompanying notes to financial statements.               13

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000


1. Significant Accounting Policies. The Nvest Bullseye Fund (the "Fund") is a Series of Nvest Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an additional contingent deferred sales charge of 1.00% if those shares are redeemed within one year. Accounts established prior to December 1, 2000 will not be subject to the 1.00% front end sales charge for exchange or additional purchases of Class C shares.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

For the Year Ended December 31, 2000


d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for non-deductible expenses and net operating losses for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

f. Organization Expense. Costs incurred in fiscal 1998 in connection with the Fund's organization, amounting to $21,223 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. Purchases and Sales of Securities. For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) were $54,847,455 and $53,956,131, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.95% of the first $200 million of the Fund's average daily net assets, 0.90% of the next $300 million and 0.85% of such assets in excess of $500 million reduced by payments to the Fund's investment subadviser, Jurika & Voyles L.P. ("Jurika & Voyles"), at the rate of 0.57% of the first $200 million of the average daily net assets of the Fund, 0.50% of the next $300 million of such assets and 0.43% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Jurika & Voyles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is an indirect, wholly owned subsidiary of CDC IXIS Asset Management S.A.

Fees earned by Nvest Management and Jurika & Voyles under the management and subadvisory agreements in effect during the year ended December 31, 2000 are as follows:
                           Fees Earned
                           ------------
                           Nvest Management        $ 82,344
                           Jurika & Voyles          123,517
                                                   --------
                                                   $205,861
                                                   ========

The effective management fee before the expense limitation for the year ended December 31, 2000 was 0.95%. As a result of the expense limitation as described in Note 4, the effective management fee for the year ended December 31, 2000 was 0.11%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC its pro rata portion of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest

For the Year Ended December 31, 2000

Funds' average daily net assets, 0.0325% of the next $5 billion of Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the year ended December 31, 2000, these expenses amounted to $4,998 and are shown separately in the financial statements as accounting and administrative. The effective accounting and administrative expense for the year ended December 31, 2000 was 0.035%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the year ended December 31, 2000, the Fund paid NSC $97,838 as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreeent for Class A, Class B and Class C.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds L.P."), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by the Nvest Funds L.P. in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $25,940 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $24,221 and $4,013 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds L.P. monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by Nvest Funds L.P. in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 2000, the Fund paid Nvest Funds L.P. $72,663 and $12,037 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds L.P. by investors in shares of the Fund during the year ended December 31, 2000 amounted to $63,070.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds L.P., Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

For the Year Ended December 31, 2000

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Expense Limitations and Contingent Expense Obligation. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the year ended December 31, 2000, the Fund's expenses were reduced by $2,514 under these agreements.

Nvest Management has given a binding undertaking and Jurika & Voyles has voluntarily agreed to defer their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund to the extent necessary to limit the Fund's expenses to the annual rates of 1.75%, 2.50% and 2.50%. The Fund is obligated to pay such deferred fees in later periods to the extent the Fund's expenses fall below the annual rate of 1.75%, 2.50% and 2.50% of the average net assets of the Fund's Class A, Class B and Class C shares, respectively, provided however, that the Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. As a result of the Fund's expenses exceeding the expense limitation during the year ended December 31, 2000, Nvest Management deferred $72,723 of their $82,344 management fee and Jurika & Voyles deferred $109,085 of their subadvisory fee of $123,517.

5. Capital Shares. At December 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                         Year Ended December 31,
                                                  ---------------------------------------------------------------------
                                                               1999                                   2000
                                                  ------------------------------         ------------------------------
 Class A                                            Shares              Amount             Shares              Amount
---------                                         ----------         -----------         ----------         -----------
  Shares sold.................................       156,650         $ 2,072,162            169,758         $ 2,783,293
  Shares issued in connection with the
    reinvestment of:
    Distributions from net realized gain .....             0                   0            229,865           2,887,310
                                                  ----------         -----------         ----------         -----------
                                                     156,650           2,072,162            399,623           5,670,603
  Shares repurchased                                (309,802)         (4,026,800)          (239,866)         (3,581,391)
                                                  ----------         -----------         ----------         -----------
  Net increase (decrease)                           (153,152)        $(1,954,638)           159,757         $ 2,089,212
                                                  ----------         -----------         ----------         -----------

                                                                           Year Ended December 31,
                                                  ---------------------------------------------------------------------
                                                               1999                                   2000
                                                  ------------------------------         ------------------------------
 Class B                                            Shares              Amount             Shares              Amount
---------                                         ----------         -----------         ----------         -----------
   Shares sold ...............................       152,642         $ 1,933,280            123,443         $ 1,962,756
   Shares issued in connection with the
     reinvestment of:
     Distributions from net realized gain ....             0                   0            226,568           2,771,856
                                                  ----------         -----------         ----------         -----------
                                                     152,642           1,933,280            350,011           4,734,612
   Shares repurchased ........................      (264,786)         (3,376,826)          (111,926)         (1,707,458)
                                                  ----------         -----------         ----------         -----------
   Net increase (decrease) ...................      (112,144)        $(1,443,546)           238,085         $ 3,027,154
                                                  ----------         -----------         ----------         -----------

For the Year Ended December 31, 2000

                                                                         Year Ended December 31,
                                                  ---------------------------------------------------------------------
                                                               1999                                   2000
                                                  ------------------------------         ------------------------------
 Class C                                            Shares              Amount             Shares              Amount
---------                                         ----------         -----------         ----------         -----------
   Shares sold ...............................        17,629         $   226,404             14,157         $   218,392
   Shares issued in connection with the
     reinvestment of:
     Distributions from net realized gain ....             0                   0             28,004             343,846
                                                  ----------         -----------         ----------         -----------
                                                      17,629             226,404             42,161              562,238
   Shares repurchased ........................      (125,090)         (1,609,423)           (68,905)         (1,145,494)
                                                  ----------         -----------         ----------         -----------
   Net increase (decrease) ...................      (107,461)        $(1,383,019)           (26,744)          $(583,256)
                                                  ----------         -----------         ----------         -----------
   Increase (decrease) derived from
     capital shares transactions..............      (372,757)        $(4,781,203)           371,098          $4,533,110
                                                  ==========         ===========         ==========         ===========

6. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2000.

7. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 2000, the Fund had no securities on loan.

8. Non-Diversified Status. Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's return could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Nvest Funds Trust III and the Shareholders of the Nvest Bullseye Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Bullseye Fund (the "Fund"), a series of Nvest Funds Trust III, at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
         748,025.198      15,058.979        32,901.074       795,985.251

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Jurika & Voyles, L.P.

          Voted For      Voted Against    Abstained Votes    Total Votes
       -------------    --------------   ----------------   -------------
         755,118.850      14,804.371        26,062.030       795,985.251

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                             Affirmative         Withheld          Total
                            -------------       ----------     -------------
Graham T. Allison, Jr.      1,275,112.512       39,241.385     1,314,353.897
Daniel M. Cain              1,275,112.512       39,241.385     1,314,353.897
Kenneth J. Cowan            1,275,112.512       39,241.385     1,314,353.897
Richard Darman              1,275,112.512       39,241.385     1,314,353.897
Sandra O. Moose             1,275,112.512       39,241.385     1,314,353.897
John A. Shane               1,275,112.512       39,241.385     1,314,353.897
Peter S. Voss               1,275,112.512       39,241.385     1,314,353.897
Pendleton P. White          1,275,112.512       39,241.385     1,314,353.897
John T. Hailer              1,275,112.512       39,241.385     1,314,353.897

                                  NVEST FUNDS


                               Nvest Balanced Fund
                             Nvest Bond Income Fund
                               Nvest Bullseye Fund
                            Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                                Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
               Nvest Intermediate Term Tax Free Fund of California
                         Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                     Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                           Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                            Nvest Star Small Cap Fund
                              Nvest Star Value Fund
                            Nvest Star Worldwide Fund
                           Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.


                               INVESTMENT MANAGERS

AEW Management and Advisors                         Loomis, Sayles & Company
Back Bay Advisors                                   Montgomery Asset Management
Capital Growth Management                           RS Investment Management
Harris Associates/Oakmark Funds                     Vaughan, Nelson, Scarborough
Janus Capital Corporation                           & McCullough
Jurika & Voyles                                     Wespeak Investment Advisors
Kobrick Funds


  For current fund performance, ask your financial representative, access the Nvest Funds Web site at www.nvestfunds.com, or call Nvest Funds for the current edition of Fund Facts.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by theFund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                                  --------------
Nvest Funds(SM)                                                       PRESORT
Where The Best Minds Meet(R)                                         STANDARD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   BROCKTON, MA
                                                                  PERMIT NO. 770
                                                                  --------------



---------------------

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                              To the household of:
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      02266-8551

---------------------

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